UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2025

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Bonus Package to Executive Officers

On July 2, 2025, the Compensation Committee of the board of directors (the “Compensation Committee”) of Jupiter Neurosciences, Inc. (the “Company”), after review of the Company’s Final 2025 Budget, approved a bonus package to compensate certain officers of the Company for their role in the success of the Company’s initial public offering completed in December 2024 and their willingness to forgo additional compensation and forgive debts owed to them by the Company in the 2024 fiscal year. The bonus package approved by the Compensation Committee included stock options granted to the following individuals pursuant to the Company’s 2023 Equity Incentive Plan:

●	Alison Silva, Chief Business Officer, received a grant of 255,320 options

●	Saleem Elmassri, Chief Financial Officer, received a grant of 102,128 options

The stock options have an exercise price of $1.19 per share, representing the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant. The stock options have a ten (10) year term and vest in equal installments over a three (3) year period beginning on the grant date of July 2, 2025, subject to the officers’ continued employment at the time of vesting. Upon payment of the purchase price, the stock options and shares of the Company’s common stock issuable upon exercise of the stock options, shall be deemed to be validly issued, fully paid for and non-assessable.

The bonus package approved by the Compensation Committee also included cash payments to certain officers of the Company, as well as Titan Advisory Services, provided that the cash bonuses shall not be paid until the Company has more than $3,500,000 in cash on hand (“Cash on Hand Requirement”). The cash bonuses shall be paid to the following individuals, subject to the Cash on Hand Requirement:

●	Christer Rosén, Chief Executive Officer, will be paid $210,000

●	Alison Silva, Chief Business Officer, will be paid $45,000

●	Marshall Hayward, Chief Science Officer, will be paid $50,000

●	Alexander Rosén, Chief Administrative Officer, will be paid $72,000

●	Titan Advisory Services will be paid $72,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

By:	/s/ Christer Rosen
Christer Rosen
Chief Executive Officer

Dated: July 9, 2025